Exhibit 99.2

July 26, 2017

Dear Team,

I have some exciting news to share with you. Today we announced that we have entered into a definitive agreement under which Markel will acquire all of the outstanding shares of State National common stock for $21.00 per share in cash. This transaction, which represents an important milestone for State National, recognizes our recent success and will enable us to pursue the next stage of our growth story. A copy of the press release we issued this morning is attached.

Markel is a diverse financial holding company for insurance, reinsurance and investment operations around the world. Headquartered in Richmond, Virginia, and with offices in 20 countries, Markel offers specialty insurance products serving a variety of niche markets. Like State National, Markel has a long history and deep family roots. Markel shares our commitment to customer service and innovation, a robust culture of excellence and a strong track record of performance.

With Markel’s support, I am confident that we will be even better positioned to serve our clients and ensure that we continue to grow and thrive. Following the close of the transaction, State National will continue to be based in Bedford, Texas, as a separate business unit. I will continue to lead State National and we will maintain the State National brand that our clients know and trust. Markel has a track record of successfully partnering with acquired companies such as ours.

This is a transaction about growth that brings together two well-respected industry leaders. We believe that State National employees will benefit from being part of a larger, growth-oriented company with a more diversified platform. Thanks to your hard work and dedication, we have built a strong foundation with a differentiated position in the marketplace. Markel understands and appreciates the uniqueness of our business model and will be a tremendous asset in building upon our leadership position and specialty insurance service offerings to deliver enhanced value for our clients.

Until the transaction is completed, which we expect to occur in the fourth quarter of 2017, Markel and State National will continue to operate as independent companies. It is important that we remain focused on our day-to-day responsibilities and continue delivering the same commitment and level of service to our clients that they have come to expect from us. We look forward to working with Markel to quickly complete the transaction and are committed to minimizing any distractions to the teams.

We recognize that change often brings questions. Attached is a “frequently asked questions” document. We will also be holding Town Halls today at 9:30 a.m. CT / 11:00 a.m. CT / 2:30 p.m. CT in the Hawk conference room.

Please keep in mind that today’s announcement may draw attention from outside parties, including members of the press or financial community, and it is important that we continue to speak with one voice. Should you receive any inquiries from outside parties, please direct them to Rick Black at (713) 529-6600 or snc@dennardlascar.com.

Our success is driven by the ongoing efforts of our talented employees. Thank you for your continued hard work and dedication to State National.

Let’s keep up the great work.

Sincerely,
Terry Ledbetter

Cautionary note regarding forward-looking statements
Some of the statements in this press release may include forward-looking statements which reflect our current views with respect to future events and financial performance, and State National may make related oral, forward-looking statements on or following the date hereof.  Such statements may include forward-looking statements both with respect to us in general and the insurance sector specifically, both as to underwriting and investment matters.  These statements may also include assumptions about our proposed acquisition by Markel (including its benefits, results, effects and timing).  Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material for purposes of the U.S. federal securities laws or otherwise.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

The proposed transaction is subject to risks and uncertainties, including: (A) that State National and Markel may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (B) uncertainty as to the timing of completion of the proposed transaction; (C) the inability to complete the proposed transaction due to the failure to obtain State National stockholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (D) the exercise of appraisal rights by State National stockholders, which could permit Markel to terminate the Merger Agreement even if State National stockholder approval has been obtained; (E) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (F) risks related to disruption of management’s attention from State National’s ongoing business operations due to the proposed transaction; (G) the effect of the announcement of the proposed transaction on State National’s relationships with its clients, operating results and business generally; (H) the outcome of any legal proceedings to the extent initiated against State National, Markel or others following the announcement of the proposed transaction; (I) risks related to Markel’s post-closing integration of State National’s business and operations; (J) risks related to a downgrading of State National’s or Markel’s A.M. Best ratings or other similar financial strength or debt ratings as a result of the announcement or completion of the proposed transaction; and (K) the loss or impairment of State National’s material client or other relationships as a result of the announcement or completion of the proposed transaction, as well as State National’s and Markel’s management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in State National’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of State National on file with the SEC.  Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by State National will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, State National or its business or operations.  Except as required by law, the parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional information about the proposed transaction and where to find it
In connection with the proposed transaction, State National will file with the SEC a proxy statement on Schedule 14A and may file or furnish other documents with the SEC regarding the proposed transaction.  This press release is not a substitute for the proxy statement or any other document which State

National may file with the SEC.  INVESTORS IN AND SECURITY HOLDERS OF STATE NATIONAL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by State National through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of State National:

Investor Relations
State National Companies, Inc.
1900 L. Don Dodson Drive
Bedford, Texas 76021
Attn: Corporate Secretary

Participants in the solicitation
State National and its directors and executive officers may be deemed to be participants in the solicitation of proxies from State National’s stockholders in connection with the proposed transaction.  Information regarding State National’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in State National’s annual proxy statement filed with the SEC on April 7, 2017.  A more complete description will be available in the proxy statement on Schedule 14A that will be filed in connection with the proposed transaction.  You may obtain free copies of these documents as described in the preceding paragraph filed, with or furnished to the SEC.  All such documents, when filed or furnished, are available free of charge at the SEC's website (www.sec.gov) or by directing a request to State National at the Investor Relations contact above.